Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brett A. Reynolds as the undersigned’s true and lawful attorney-in-fact and agent, with the powers of substitution and revocation, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute and/or file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to all of Synovis Life Technologies, Inc.’s registration statements that are currently effective, with all exhibits thereto and other documents in connection therewith, including the following:

1.	Registration Statement on Form S-8 (File No. 333-162402), effective as of October 9, 2009, pertaining to the Synovis Life Technologies, Inc. 2006 Stock Incentive Plan;

2.	Registration Statement on Form S-8 (File No. 333-80259), effective as of June 9, 1999, pertaining to the 1995 Stock Incentive Plan;

3.	Registration Statement on Form S-8 (File No. 333-14093), effective as of October 15, 1996, pertaining to the Bio-Vascular 1995 Stock Incentive Plan;

4.	Registration Statement on Form S-8 (File No. 333-14137), effective as of October 15, 1996, pertaining to the Bio-Vascular Employee Stock Purchase Plan;

5.	Registration Statement on Form S-8 (File No. 333-144480), effective as of July 11, 2007, pertaining to the Synovis Life Technologies, Inc. 2006 Stock Incentive Plan; and

6.	Registration Statement on Form S-8 (File No. 333-130598), effective as of December 22, 2005, pertaining to the 2004 Non-Employee Director Stock Option Plan.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 14th day of February, 2012, by the following persons:

Signature	Title

/s/ Richard W. Kramp Richard W. Kramp	President and Chief Executive Officer (principal executive officer) and Director

/s/ John D. Seaberg John D. Seaberg	Chairman, Board of Directors

/s/ William G. Kob William G. Kobi	Director

/s/ Karen Gilles Larson Karen Gilles Larson	Director

/s/ Mark F. Palma Mark F. Palma	Director

/s/ Richard W. Perkins Richard W. Perkins	Director

/s/ Timothy M. Scanlan Timothy M. Scanlan	Director

/s/ Sven A. Wehrwein Sven A. Wehrwein	Director